SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 5, 2016

Arrayit Corporation
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation or organization)

33-119586	76-0600966
(Commission File Number)	(IRS Employer Identification Number)

927 Thompson Place
Sunnyvale, CA  94085
(Address of principal executive offices)

Rene A. Schena
927 Thompson Place
Sunnyvale, CA  94085
(Name and address of agent for service)
408-744-1711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Dismissal of Independent Registered Public Accountant

On August 12, 2016, the Public Company Accounting Oversight Board ("PCAOB") issued an order which, among other things, revoked the PCAOB registration of Moss, Krusick and Associates, LLC (“Moss Krusick”) the Company's prior independent registered public accounting firm. Prior thereto and on January 18, 2016, Moss Krusick resigned as auditor of the Company. As a result of that revocation, the Company can no longer include the audit report and consent of Moss Krusick in its future filings and other reports with the Securities and Exchange Commission. Accordingly, we have requested that Rosenberg Rich Berman Baker & Company (“RRBB”), our successor audit firm, re-audit our financial statements for the fiscal year ended December 31, 2014 and RRBB’s report on our financial statements for the fiscal year ending December 31, 2014, which will be included in our annual report on Form 10-K for the year ended March 31, 2015 when filed with the Securities and Exchange Commission which will include a report covering our fiscal year ended December 31, 2014. Moss Krusick issued an audit report on the Company’s financial statements as of and for the years ended December 31, 2013 and December 31, 2014. The audit report did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except that such report raised substantial doubts on our ability to continue as a going concern. During our two most recent fiscal years and the subsequent interim period preceding the resignation of Moss Krusick we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of Moss Krusick would have caused it to make reference to the subject matter of the disagreement in connection with its report.

We have provided a copy of the above disclosures to Moss Krusick and requested that it provide a letter addressed to the U.S. Securities and Exchange Commission stating whether or not the firm agrees with the above disclosures.

(b) New Independent Registered Public Accounting Firm

Effective October 28, 2016 the Company’s Board of Directors approved the appointment of RRBB to serve as its Company’s independent registered public accounting firm to audit its financial statements. The Board of Directors does not have an audit committee. During our two most recent fiscal years and the subsequent interim period prior to retaining RRBB (1) neither we nor anyone on our behalf consulted RRBB regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-X, and (2) RRBB did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1    Resignation Letter dated January 18, 2016 from Moss Krusick to Arrayit Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrayit Corporation

Date: December 5, 2016	By:	/s/ Rene A. Schena
Name: Rene A. Schena
Title: Chief Executive Officer

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